News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS FEBRUARY 2009
OPERATIONAL PERFORMANCE

HOUSTON, March 2, 2009 – Continental Airlines (NYSE: CAL) today reported a February consolidated (mainline plus regional) load factor of 72.5 percent, 3.5 points below the February 2008 consolidated load factor, and a mainline load factor of 72.9 percent, 3.1 points below the February 2008 mainline load factor.  In addition, the carrier reported a domestic mainline February load factor of 77.7 percent, 3.0 points below the February 2008 domestic mainline load factor, and an international mainline load factor of 68.4 percent, 2.9 points below February 2008.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 77.7 percent and a mainline segment completion factor of 99.5 percent.
In February 2009, Continental flew 5.9 billion consolidated revenue passenger miles (RPMs) and 8.1 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 13.2 percent and a consolidated capacity decrease of 8.9 percent as compared to February 2008. In February 2009, Continental flew 5.2 billion mainline RPMs and 7.2 billion mainline ASMs, resulting in a mainline traffic decrease of 13.1 percent and a mainline capacity decrease of 9.4 percent as compared to February 2008. Domestic mainline traffic was 2.7 billion RPMs in February 2009, down 17.2 percent from February 2008, and domestic mainline capacity was 3.4 billion ASMs, down 14.0 percent from February 2008.
For February 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 11.5 and 12.5 percent compared to February 2008, while mainline passenger RASM is estimated to have decreased between 9.5 and 10.5 percent compared to February 2008.
For January 2009, consolidated passenger RASM decreased 4.8 percent compared to January 2008, while mainline passenger RASM decreased 3.4 percent compared to January 2008.
Continental’s regional operations had a February load factor of 69.3 percent, 6.5 points below the February 2008 regional load factor. Regional RPMs were 635.1 million and regional ASMs were 917.0 million in February 2009, resulting in a traffic decrease of 13.5 percent and a capacity decrease of 5.4 percent versus February 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,800 daily departures throughout the Americas, Europe and Asia, serving 135 domestic and 132 international destinations. More than 650 additional points are served via alliance partners.  With more than 42,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 67 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World's Most Admired Airline on its 2009 list of World's Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
FEBRUARY	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	2,673,822	3,227,535	-17.2	Percent

International	2,568,348	2,806,592	-8.5	Percent
Transatlantic	1,158,555	1,290,928	-10.3	Percent
Latin America	931,769	977,001	-4.6	Percent
Pacific	478,024	538,663	-11.3	Percent

Mainline	5,242,170	6,034,127	-13.1	Percent
Regional	635,057	734,042	-13.5	Percent
Consolidated	5,877,227	6,768,169	-13.2	Percent
AVAILABLE SEAT MILES (000)
Domestic	3,439,946	4,000,174	-14.0	Percent

International	3,754,257	3,936,249	-4.6	Percent
Transatlantic	1,855,310	1,945,939	-4.7	Percent
Latin America	1,216,195	1,220,033	-0.3	Percent
Pacific	682,752	770,277	-11.4	Percent

Mainline	7,194,203	7,936,423	-9.4	Percent
Regional	917,000	968,983	-5.4	Percent
Consolidated	8,111,203	8,905,406	-8.9	Percent
PASSENGER LOAD FACTOR
Domestic	77.7 Percent	80.7 Percent	-3.0	Points

International	68.4 Percent	71.3 Percent	-2.9	Points
Transatlantic	62.4 Percent	66.3 Percent	-3.9	Points
Latin America	76.6 Percent	80.1 Percent	-3.5	Points
Pacific	70.0 Percent	69.9 Percent	0.1	Points

Mainline	72.9 Percent	76.0 Percent	-3.1	Points
Regional	69.3 Percent	75.8 Percent	-6.5	Points
Consolidated	72.5 Percent	76.0 Percent	-3.5	Points
ONBOARD PASSENGERS
Mainline	3,182,980	3,763,301	-15.4	Percent
Regional	1,163,130	1,324,155	-12.2	Percent
Consolidated	4,346,110	5,087,456	-14.6	Percent
CARGO REVENUE TON MILES (000)
Total	63,763	82,228	-22.5	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	5,519,051	6,558,037	-15.8	Percent

International	5,502,733	5,952,330	-7.6	Percent
Transatlantic	2,474,820	2,760,761	-10.4	Percent
Latin America	1,991,986	2,013,254	-1.1	Percent
Pacific	1,035,927	1,178,315	-12.1	Percent

Mainline	11,021,784	12,510,367	-11.9	Percent
Regional	1,283,853	1,477,963	-13.1	Percent
Consolidated	12,305,637	13,988,330	-12.0	Percent
AVAILABLE SEAT MILES (000)
Domestic	7,155,672	8,183,145	-12.6	Percent

International	7,848,764	8,123,365	-3.4	Percent
Transatlantic	3,888,795	4,004,923	-2.9	Percent
Latin America	2,543,282	2,494,093	2.0	Percent
Pacific	1,416,687	1,624,349	-12.8	Percent

Mainline	15,004,436	16,306,510	-8.0	Percent
Regional	1,892,959	1,994,876	-5.1	Percent
Consolidated	16,897,395	18,301,386	-7.7	Percent
PASSENGER LOAD FACTOR
Domestic	77.1 Percent	80.1 Percent	-3.0	Points

International	70.1 Percent	73.3 Percent	-3.2	Points
Transatlantic	63.6 Percent	68.9 Percent	-5.3	Points
Latin America	78.3 Percent	80.7 Percent	-2.4	Points
Pacific	73.1 Percent	72.5 Percent	0.6	Points

Mainline	73.5 Percent	76.7 Percent	-3.2	Points
Regional	67.8 Percent	74.1 Percent	-6.3	Points
Consolidated	72.8 Percent	76.4 Percent	-3.6	Points
ONBOARD PASSENGERS
Mainline	6,567,382	7,656,605	-14.2	Percent
Regional	2,342,969	2,663,736	-12.0	Percent
Consolidated	8,910,351	10,320,341	-13.7	Percent
CARGO REVENUE TON MILES (000)
Total	126,885	167,816	-24.4	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
FEBRUARY	2009	2008	Change
On-Time Performance [1]	77.7%	70.2%	7.5	Points
Completion Factor [2]	99.5%	98.6%	0.9	Points
January 2009 year-over-year consolidated RASM change			(4.8)	Percent
January 2009 year-over-year mainline RASM change			(3.4)	Percent
February 2009 estimated year-over-year consolidated RASM change			(11.5) - (12.5)	Percent
February 2009 estimated year-over-year mainline RASM change			(9.5) - (10.5)	Percent
February 2009 estimated average price per gallon of fuel, including fuel taxes			1.91	Dollars
First Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			1.90	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage
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